                                                             EXHIBIT 10(b)xxxxii

                         ANADARKO PETROLEUM CORPORATION
                           ESTATE ENHANCEMENT PROGRAM

                                    AGREEMENT


An Agreement is hereby entered into between Anadarko Petroleum Corporation (the "Company"), and Robert J. Allison, Jr. (the "Participant"), by and through the Allison 2000 Children's Trusts Agreement, Amy A. Watkins, Trustee (the "Policy Owner"), to be effective November 29, 2000. The Agreement is incident to Participant's election for coverage under the Anadarko Petroleum Corporation Estate Enhancement Program (the "Plan"). The Policy Owner and the Company hereby certify, acknowledge and agree as follows:

1. The benefits under this Agreement are being provided in lieu of other Compensation in accordance with Section 3.02 of the Plan.

2. The Company, Participant, and Policy Owner shall cause to be issued by the Insurer a life insurance Policy (the "Policy") insuring the lives of the Participant and the Participant's spouse pursuant to the provisions of the Plan.

3.       The Policy shall be owned by the Policy Owner as provided in the Plan.

4. The Policy shall be issued by American General Life Insurance Company with an initial face amount of $33,543,868.

5. The Policy number of the Policy subject to this Agreement is Policy #VL1004069V.

6. Subject to the terms of the Plan, the Company agrees to pay a premium of $8,117,028 within thirty (30) days after the Policy is issued.

7. The Company Death Benefit shall be the portion of the Policy death benefit payable to the Company upon the death of the last survivor of the Participant and the Participant's spouse, and shall be an amount equal to the greater of: (i) the Policy cash accumulation value immediately prior to the death of the last survivor of the Participant and the Participant's spouse and before any surrender charges; or, (ii) the cumulative Policy Premiums paid by the Company.

8. The Participant's Coverage Amount shall be the portion of the Policy death benefit payable to the Policy Owner's beneficiary(ies), and shall be equal to the amount by which the Policy death benefit exceeds the Company Death Benefit.

9. Unless and until changed by the Policy Owner, the Policy Owner's beneficiary shall be the Policy Owner.

10. In accordance with the terms of Section 8.01 of the Plan, the Participant hereby designates Amy A. Watkins, or her successor(s), as Trustee under the Allison 2000 Children's Trusts Agreement, as the Elector entitled to make the Alternative Death Benefit Election under the Plan. Pursuant to the provisions of Section 8.01 of the Plan, the Policy Owner hereby agrees to transfer the ownership of the Policy to the Company if an Alternative Death Benefit Election is made.

11. In the event of a complete or partial surrender or cancellation of the Policy, or a cash withdrawal or loan from the Policy, all proceeds payable as a result of the surrender, cancellation, withdrawal or loan shall be paid to the Company. Policy Owner agrees that it will not cancel, surrender in whole or in part, withdraw cash value from, borrow from or otherwise encumber the Policy without the prior written consent of the Company.

12. As security to the Company for the payment to it of amounts due it under this Agreement and the Plan, the Policy Owner shall execute a Collateral Assignment of the Policy to the Company, which Collateral Assignment will specifically limit the rights of the Company in the Policy to payment of amounts due it under Sections 7 and 11 of this Agreement which have not otherwise been paid. The Collateral Assignment shall not be terminated, altered or amended by the Policy Owner without the express written consent of the Company.

13. The Policy Owner agrees that all terms and conditions specified in the Plan are hereby incorporated by reference as though fully set forth herein and form a part of this Agreement.

Allison 2000 Children's Trusts
Agreement, Amy A. Watkins, Trustee
------------------------------------------   -----------------------------------
Name of Policy Owner                         Amy A. Watkins, Trustee

                                             -----------------------------------
                                             Date



     Address of Policy Owner:                15910 Cascading Brook Way
                                             -----------------------------------

                                             Cypress, TX  77429
                                             -----------------------------------

                                             -----------------------------------

------------------------------------------   -----------------------------------
Name of Company Representative               Signature of Company Representative

                                             -----------------------------------
                                             Date


Consent and Acknowledgment of Participant:

The undersigned Participant has read and understands the terms of the Plan and this Agreement, consents to the terms of this Agreement and the Plan, and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement.

------------------------------------------   -----------------------------------
Date                                         Robert J. Allison, Jr.

                                             -----------------------------------
                                             Carolyn J. Allison

                         ANADARKO PETROLEUM CORPORATION
                           ESTATE ENHANCEMENT PROGRAM

                                    AGREEMENT


An Agreement is hereby entered into between Anadarko Petroleum Corporation (the "Company"), and Robert J. Allison, Jr. (the "Participant"), by and through the Allison 2000 Children's Trusts Agreement, Amy A. Watkins, Trustee (the "Policy Owner"), to be effective November 29, 2000. The Agreement is incident to Participant's election for coverage under the Anadarko Petroleum Corporation Estate Enhancement Program (the "Plan"). The Policy Owner and the Company hereby certify, acknowledge and agree as follows:

1. The benefits under this Agreement are being provided in lieu of other Compensation in accordance with Section 3.02 of the Plan.

2. The Company, Participant, and Policy Owner shall cause to be issued by the Insurer a life insurance Policy (the "Policy") insuring the lives of the Participant and the Participant's spouse pursuant to the provisions of the Plan.

3.       The Policy shall be owned by the Policy Owner as provided in the Plan.

4. The Policy shall be issued by John Hancock Life Insurance Company with an initial face amount of $10,000,000.

5.       The Policy number of the Policy subject to this Agreement is Policy
         #2058442.

6. Subject to the terms of the Plan, the Company agrees to pay a premium of $1,882,972 within thirty (30) days after the Policy is issued.

7. The Company Death Benefit shall be the portion of the Policy death benefit payable to the Company upon the death of the last survivor of the Participant and the Participant's spouse, and shall be an amount equal to the greater of: (i) the Policy cash accumulation value immediately prior to the death of the last survivor of the Participant and the Participant's spouse and before any surrender charges; or, (ii) the cumulative Policy Premiums paid by the Company.

8. The Participant's Coverage Amount shall be the portion of the Policy death benefit payable to the Policy Owner's beneficiary(ies), and shall be equal to the amount by which the Policy death benefit exceeds the Company Death Benefit.

9. Unless and until changed by the Policy Owner, the Policy Owner's beneficiary shall be the Policy Owner.

10. In accordance with the terms of Section 8.01 of the Plan, the Participant hereby designates Amy A. Watkins, or her successor(s), as Trustee under the Allison 2000 Children's Trusts Agreement, as the Elector entitled to make the Alternative Death Benefit Election under the Plan. Pursuant to the provisions of Section 8.01 of the Plan, the Policy Owner hereby agrees to transfer the ownership of the Policy to the Company if an Alternative Death Benefit Election is made.

11. In the event of a complete or partial surrender or cancellation of the Policy, or a cash withdrawal or loan from the Policy, all proceeds payable as a result of the surrender, cancellation, withdrawal or loan shall be paid to the Company. Policy Owner agrees that it will not cancel, surrender in whole or in part, withdraw cash value from, borrow from or otherwise encumber the Policy without the prior written consent of the Company.

12. As security to the Company for the payment to it of amounts due it under this Agreement and the Plan, the Policy Owner shall execute a Collateral Assignment of the Policy to the Company, which Collateral Assignment will specifically limit the rights of the Company in the Policy to payment of amounts due it under Sections 7 and 11 of this Agreement which have not otherwise been paid. The Collateral Assignment shall not be terminated, altered or amended by the Policy Owner without the express written consent of the Company.

13. The Policy Owner agrees that all terms and conditions specified in the Plan are hereby incorporated by reference as though fully set forth herein and form a part of this Agreement.

Allison 2000 Children's Trusts
Agreement, Amy A. Watkins, Trustee
------------------------------------------   -----------------------------------
Name of Policy Owner                         Amy A. Watkins, Trustee

                                             -----------------------------------
                                             Date



     Address of Policy Owner:                15910 Cascading Brook Way
                                             -----------------------------------

                                             Cypress, TX  77429
                                             -----------------------------------

                                             -----------------------------------

------------------------------------------   -----------------------------------
Name of Company Representative               Signature of Company Representative

                                             -----------------------------------
                                             Date


Consent and Acknowledgment of Participant:

The undersigned Participant has read and understands the terms of the Plan and this Agreement, consents to the terms of this Agreement and the Plan, and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement.

------------------------------------------   -----------------------------------
Date                                         Robert J. Allison, Jr.



                                             -----------------------------------
                                             Carolyn J. Allison

                             DEATH BENEFIT AGREEMENT


WHEREAS, Anadarko Petroleum Corporation (the "Company") is designated as beneficiary to receive a portion of an insurance policy death benefit from a policy insuring the lives of Robert J. Allison, Jr. (the "Participant") and the Participant's spouse; and

WHEREAS, the Participant has been and continues to be a valued key employee of the Company; and

WHEREAS, the Company desires to provide a death benefit to the beneficiaries designated by the Participant; and

WHEREAS, the Participant and the Participant's spouse have agreed to provide any medical history information to the insurance company or to submit to any medical exams or tests as required by the insurance company for the coverage to be issued.

NOW, THEREFORE, in consideration of the promises and representations of the parties as herein recited, and in recognition of other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows, effective November 29, 2000.

The Company is designated as a beneficiary to receive a portion of the death benefit in accordance with a collateral assignment executed in connection with Policy number VL1004069V issued by American General Life Insurance Company insuring the lives of the Participant and the Participant's spouse (the "Policy"). Upon receiving its portion of the Policy death benefit (the "Company Death Benefit"), the Company shall pay to the Participant's beneficiary a payment (the "Payment") equal in amount to the Company Death Benefit reduced by the total Policy premiums paid by the Company. Any amount payable shall be paid in a single sum as soon as is practicable following the Company's receipt of its portion of the Policy death benefit.

Any amount payable under this Agreement shall be paid from the general funds of the Company, and neither the Participant nor the Participant's beneficiary shall have, as a result of this Agreement, any rights or interest in the Policy referred to in this Agreement or any other assets of the Company.

The Participant's beneficiary shall be The Carolyn J. and Robert J. Allison, Jr. Family Foundation.

This designation of beneficiary may be changed by the Participant completing and submitting to the Company a Change of Beneficiary on a form provided by the Company. After the Participant's death, this designation of beneficiary may be changed by Carolyn J. Allison completing and submitting to the Company a Change of Beneficiary on a form provided by the Company, except that any beneficiary so designated by Carolyn J. Allison after the Participant's death must be a charitable organization or educational institution eligible to receive tax deductible donations under the Internal Revenue Code.


                                             Anadarko Petroleum Corporation

                                             By:





------------------------------------------   -----------------------------------
Robert J. Allison, Jr.                       Signature of Company Representative



------------------------------------------
Carolyn J. Allison

                             DEATH BENEFIT AGREEMENT


WHEREAS, Anadarko Petroleum Corporation (the "Company") is designated as beneficiary to receive a portion of an insurance policy death benefit from a policy insuring the lives of Robert J. Allison, Jr. (the "Participant") and the Participant's spouse; and

WHEREAS, the Participant has been and continues to be a valued key employee of the Company; and

WHEREAS, the Company desires to provide a death benefit to the beneficiaries designated by the Participant; and

WHEREAS, the Participant and the Participant's spouse have agreed to provide any medical history information to the insurance company or to submit to any medical exams or tests as required by the insurance company for the coverage to be issued.

NOW, THEREFORE, in consideration of the promises and representations of the parties as herein recited, and in recognition of other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows, effective November 29, 2000.

The Company is designated as a beneficiary to receive a portion of the death benefit in accordance with a collateral assignment executed in connection with Policy number 2058442 issued by John Hancock Life Insurance Company insuring the lives of the Participant and the Participant's spouse (the "Policy"). Upon receiving its portion of the Policy death benefit (the "Company Death Benefit"), the Company shall pay to the Participant's beneficiary a payment (the "Payment") equal in amount to the Company Death Benefit reduced by the total Policy premiums paid by the Company. Any amount payable shall be paid in a single sum as soon as is practicable following the Company's receipt of its portion of the Policy death benefit.

Any amount payable under this Agreement shall be paid from the general funds of the Company, and neither the Participant nor the Participant's beneficiary shall have, as a result of this Agreement, any rights or interest in the Policy referred to in this Agreement or any other assets of the Company.

The Participant's beneficiary shall be The Carolyn J. and Robert J. Allison, Jr. Family Foundation.

This designation of beneficiary may be changed by the Participant completing and submitting to the Company a Change of Beneficiary on a form provided by the Company. After the Participant's death, this designation of beneficiary may be changed by Carolyn J. Allison completing and submitting to the Company a Change of Beneficiary on a form provided by the Company, except that any beneficiary so designated by Carolyn J. Allison after the Participant's death must be a charitable organization or educational institution eligible to receive tax deductible donations under the Internal Revenue Code.



                                             Anadarko Petroleum Corporation

                                             By:



------------------------------------------   -----------------------------------
Robert J. Allison, Jr.                       Signature of Company Representative


------------------------------------------   -----------------------------------
Carolyn J. Allison

                              COLLATERAL ASSIGNMENT


THIS ASSIGNMENT is made and entered into this 29th day of November, 2000, by and between the Allison 2000 Children's Trusts Agreement, Amy A. Watkins, Trustee the undersigned owner (the "Policy Owner") of a life insurance policy no. VL1004069V ("Policy") issued by American General Life Insurance Company ("Insurer"), on the lives of Robert J. Allison, Jr. and Carolyn J. Allison ("Insureds"), and Anadarko Petroleum Corporation (the "Assignee").

WHEREAS, the Policy Owner has entered into an Estate Enhancement Program Agreement with the Assignee (the "Agreement"), and

WHEREAS, in consideration of the Assignee agreeing to make premium payments, the Policy Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the payment of amounts due Assignee under the Agreement,

NOW, THEREFORE, the undersigned Policy Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Policy Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the Agreement between Policy Owner and Assignee.

2.       The Assignee's interest in the Policy shall be strictly limited to:

         a. In the event the Policy is canceled or surrendered, the right to receive directly from the Insurer an amount equal to all of the cash proceeds of such surrender or cancellation.

         b. In the event a Policy loan or cash value withdrawal is taken, the right to receive directly from the Insurer an amount equal to the loan or withdrawal proceeds.

         c. Upon the death of the last survivor of the Insureds, the right to receive directly from the Insurer and before any death proceeds are paid to the Policy Owner, that portion of the death proceeds equal to the greater of: (i) the Policy's cash surrender value immediately prior to the death of the last survivor of the Insureds and before any surrender charges; or (ii) the cumulative premiums paid by Assignee under the Policy.

3. The Insurer is hereby authorized to recognize the Assignee's claims to rights for any action taken by the Assignee, the validity or the amount of any of the liabilities of the Policy Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

4. The Insurer shall be fully protected in recognizing a request made by the Policy Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Policy Owner for any loans against the Policy permitted by the terms of the Policy. In the event of any such request, the Insurer must pay the proceeds of any surrender, cancellation or loan to the Assignee, or as the Assignee shall direct.

5. Upon the full payment of the liabilities of the Policy Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

6. This Assignment shall not be terminated, altered, or amended by Policy Owner without receipt by the Insurer of the express written consent of the Assignee.

                             COLLATERAL ASSIGNMENT


THIS ASSIGNMENT is made and entered into this 29th day of November, 2000, by and between the Allison 2000 Children's Trusts Agreement, Amy A. Watkins, Trustee the undersigned owner (the "Policy Owner") of a life insurance policy no. 2058442 ("Policy") issued by John Hancock Life Insurance Company ("Insurer"), on the lives of Robert J. Allison, Jr. and Carolyn J. Allison ("Insureds"), and Anadarko Petroleum Corporation (the "Assignee").

WHEREAS, the Policy Owner has entered into an Estate Enhancement Program Agreement with the Assignee (the "Agreement"), and

WHEREAS, in consideration of the Assignee agreeing to make premium payments, the Policy Owner agrees to grant the Assignee a security interest in the Policy as collateral security for the payment of amounts due Assignee under the Agreement,

NOW, THEREFORE, the undersigned Policy Owner hereby assigns, transfers and sets over to the Assignee the following specific rights in the Policy subject to the following terms and conditions:

1. This Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Policy Owner to the Assignee, either now existing or that may hereafter arise, pursuant to the Agreement between Policy Owner and Assignee.

2.       The Assignee's interest in the Policy shall be strictly limited to:

         a. In the event the Policy is canceled or surrendered, the right to receive directly from the Insurer an amount equal to all of the cash proceeds of such surrender or cancellation.

         b. In the event a Policy loan or cash value withdrawal is taken, the right to receive directly from the Insurer an amount equal to the loan or withdrawal proceeds.

         c. Upon the death of the last survivor of the Insureds, the right to receive directly from the Insurer and before any death proceeds are paid to the Policy Owner, that portion of the death proceeds equal to the greater of: (i) the Policy's cash surrender value immediately prior to the death of the last survivor of the Insureds and before any surrender charges; or (ii) the cumulative premiums paid by Assignee under the Policy.

3. The Insurer is hereby authorized to recognize the Assignee's claims to rights for any action taken by the Assignee, the validity or the amount of any of the liabilities of the Policy Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

4. The Insurer shall be fully protected in recognizing a request made by the Policy Owner for surrender or cancellation of the Policy, in whole or in part, or in recognizing a request made by the Policy Owner for any loans against the Policy permitted by the terms of the Policy. In the event of any such request, the Insurer must pay the proceeds of any surrender, cancellation or loan to the Assignee, or as the Assignee shall direct.

5. Upon the full payment of the liabilities of the Policy Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Assignment.

6. This Assignment shall not be terminated, altered, or amended by Policy Owner without receipt by the Insurer of the express written consent of the Assignee.

IN WITNESS WHEREOF, the Policy Owner has executed this Assignment effective the day and year first above written.

                                     Allison 2000 Children's Trusts Agreement


                                     -------------------------------------------
                                     Amy A. Watkins, Trustee

This assignment was consented to by Assignee on ____________, 2000.

By:
   -----------------------------------

This assignment was acknowledged and recorded by American General Life Insurance Company on ____________, 2000.

By:
   -----------------------------------

IN WITNESS WHEREOF, the Policy Owner has executed this Assignment effective the day and year first above written.


                                Allison 2000 Children's Trusts Agreement


                                -----------------------------------------------
                                Amy A. Watkins, Trustee

This assignment was consented to by Assignee on ____________, 2000.

By:
   -----------------------------------

This assignment was acknowledged and recorded by John Hancock Life Insurance Company on ____________, 2000.

By:
   -----------------------------------